Exhibit 32.1

SECTION 906 CERTIFICATION

Each of the undersigned, in connection with this Quarterly Report on Form 10-Q of Danka Business Systems PLC (the “Company”) for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Todd L. Mavis
Todd L. Mavis
Chief Executive Officer

August 8, 2005

/s/ James F Anderson
James F. Anderson
Senior Vice-President and
Interim Chief Financial Officer

August 8, 2005

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.